SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C. 20549


                                 FORM 8-K


                              CURRENT REPORT
              Pursuant to Section 13 or 15(d) of the Securities
                           Exchange Act of 1934


   Date of Report (Date of earliest event reported): July 19, 2006


                            SONEX RESEARCH, INC.
              (Exact name of registrant as specified in Charter)


         Maryland                  000-14465              52-1188993
      (State or other           (Commision file         (IRS employer
      jurisdiction of               number)           identification no.)
       incorporation)


                     23 Hudson Street, Annapolis, MD 21401
                    (Address of principal executive offices)


                              (410) 266-5556
             (Registrant's telephone number, including area code)


                                    N/A
         (Former name or former address, if changed since last report)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the
following   provisions  (see  General  Instruction  A.2.  below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))






ITEM 8.01 - OTHER EVENTS

On July 19, 2006, the Registrant posted the following announcement on its website (www.sonexresearch.com):


LITIGATION UPDATE


ANNAPOLIS, MARYLAND, July 19, 2006 - SONEX RESEARCH, INC. (OTC SONX) announced that Global Equity Consultants, Inc. ("GECI"), which in September 2005 filed an action for alleged non-delivery of stock pursuant to a consulting agreement, has filed another lawsuit alleging violations of Maryland Corporation Law with respect to interested director transactions. GECI has filed this action as a stockholder derivative complaint challenging the grant by Sonex in early 2005 of security interests in its patents to its officers and directors to secure payment of compensation being deferred on an ongoing and future basis as well as new loans and other financial obligations. GECI, whose president is James A. Rose, II of Arnold, Maryland, claims that the transaction "is unfair and unreasonable" to Sonex. Three local shareholders previously filed a lawsuit in April 2005 challenging the grant of the security interests, but after court-ordered mediation in July 2005, the matter was settled and voluntarily dismissed by those plaintiffs in March 2006. Thus, GECI now has filed virtually the same lawsuit that was previously voluntarily dismissed.

Earlier this year GECI attempted to amend its September 2005 lawsuit to add these allegations as a Third Party Complaint specifically against Dr. Andrew A. Pouring, Sonex Chairman of the Board, CEO and President, and George E. Ponticas, CFO, Secretary and director. The Company responded on behalf of Dr. Pouring and Mr. Ponticas by filing a Motion to Strike and/or Dismiss the Amended Complaint and the Third Party Complaint because the stockholder derivative claim was completely unrelated to the underlying case regarding the consulting agreement. On July 6, 2006, the Court granted the Company's Motion to Strike and/or Dismiss. Although the Company has yet to be served with the new lawsuit, GECI has since filed a Stockholder Derivative Complaint in the Circuit Court for Anne Arundel County, Maryland, against Dr. Pouring and Mr. Ponticas on its behalf and on behalf of all other stockholders and Sonex, alleging that the two directors unlawfully created a security interest in their favor on the assets of Sonex. The Stockholder Derivative Complaint alleges that the security interest was "procured by negligent and/or intentional concealment of material facts" and seeks rescission of the transaction. The lawsuit also notes in support of the allegations that other stockholders had brought a similar action, but it fails to report that this action was voluntarily dismissed.

Dr. Pouring and Mr. Ponticas believe that the allegations in the Stockholder Derivative Complaint are without merit and that the filing of the lawsuit does not serve the best interests of Sonex stockholders as implied by GECI in the Complaint.

GECI's Motion for Summary Judgment against the Company in the first case was denied in April 2006, meaning that case may proceed to trial because there are facts in dispute. While discovery is ongoing, the case must be concluded by March 2007 under the Court's time standard deadline. Meanwhile, a securities fraud action filed against Sonex in Federal court in Pennsylvania in February 2005 continues in litigation. The court has before it the Company's Motion to Dismiss on which it will rule without a hearing. An overview of the litigation activity during 2005 and 2006 is presented below.

Sonex management believes that the allegations in the ongoing actions are without merit and the Company will prevail in court. Dr. Pouring stated "I don't understand the motivation behind this latest lawsuit by Mr. Rose. Sonex has made significant business progress since the granting of the security interests in early 2005, particularly the announcement in June 2006 that the Company has signed a Letter of Intent to enter into a licensing agreement for part of our heavy fuel engine technology. In addition, despite its limited cash resources, the Company to date has avoided filing for bankruptcy protection and has made significant payments to outside creditors. These are clear indications that the grant of the security interests, taken to keep the Company in operation, meets the legal standard for interested director transactions that requires such transactions to be fair and reasonable to a corporation. We are frustrated that so much of our time, as well as scarce cash, is spent on defending groundless litigation as opposed to focusing on the business and concluding transactions such as the license contemplated by the recent letter of intent. We deny the allegations in Mr. Rose's Stockholder Derivative Complaint and plan to timely respond and defend ourselves accordingly. A further unfortunate complication of the Stockholder Derivative Complaint is that it affects two non-affiliates of Sonex who are parties to the security interests, consultant Mike Keller and stockholder Sidney Gulick, and we regret that this lawsuit places their financial security at risk."


February 2005 action alleging securities fraud (litigation ongoing)

In February 2005 a Complaint was filed in the U.S. District Court for the Eastern District of Pennsylvania by Bruce W. Majer of Plymouth Meeting, PA, Allen W. Fortna of Whitehall, PA, and the Hermitage Partnership of Philadelphia, PA (together, referred to as the "Investors") seeking the return of $175,000 in equity investments made in Sonex during 2004 plus unspecified compensatory and punitive damages. The Complaint is an action for federal and state securities fraud, common law fraud, and related claims by the Investors who believe they were induced to purchase securities based on a series of alleged misstatements and omissions, and is filed against Sonex, its former President, CEO and director Roger D. Posey, former director Jim Z.I. Williams who was a former business associate of Mr. Posey's, Dr. Andrew A. Pouring, Sonex Chairman of the Board, CEO and President, and George E. Ponticas, Sonex CFO, Secretary and director. The Plaintiffs claim, among other things, that the defendants withheld information from them prior to their investments that has since rendered their investments worthless.

Management believes that the allegations of the Complaint are without merit. Many of the allegations relate to alleged statements and misrepresentations made to the Investors in the presentation of the investment opportunity by Mr. Posey and Mr. Rose, who introduced Mr. Posey to Sonex and was then engaged by the Company in February 2004 to provide financial advisory and other consulting services. Mr. Rose and/or GECI are mentioned numerous times in an Affidavit filed by Mr. Majer and generally in the context of representations made by Mr. Rose or Mr. Posey to the Investors.

In late March 2005 legal counsel for the Company filed on behalf of Sonex, Dr. Pouring, and Mr. Ponticas, a Motion to Dismiss the Complaint for failure to state a cognizable claim as a matter of law and for lack of jurisdiction over the Company's current officers. Sonex management continues to believe that, aside from failing to meet the legal requirements, the claims in the Complaint are without merit, and that documents supplied to the Plaintiffs fully disclosed the risks of an investment in Sonex. In late April 2005 the Court referred the case to a magistrate judge for mediation, but the parties were unable to resolve the case. In November 2005 the Plaintiffs filed their opposition to the Company's Motion to Dismiss, and the Company followed with its own Reply in Support of Motion to Dismiss.

A hearing scheduled for March 31, 2006 for oral arguments on the Company's Motion to Dismiss was canceled by mutual request of the parties in the interest of minimizing the expense of litigation; thus, the Court will rule on the Motion without a hearing. No timetable for a decision by the Court has been provided.

The prevalence of Mr. Rose and his alleged role and tandem involvement with Mr. Posey raised the issue of whether Mr. Rose is a necessary party to be joined as a defendant. The Company believes that Dr. Pouring and Mr. Ponticas are peripheral defendants to this case added more for settlement leverage than for any alleged wrongdoing. In connection with its defense of a September 2005 lawsuit filed by GECI as described below, in January 2006 the Company filed an Amended Counterclaim and Third Party Complaint requesting that judgment be entered against Mr. Rose and GECI for indemnification in the amount of any judgment entered against Sonex in the Majer case, although Sonex expressly denies any and all liability to the Pennsylvania Plaintiffs.


April 2005 action alleging violations of Maryland corporation law (dismissed)

In April 2005 shareholders Robert T. Emmet of Annapolis, Maryland, Sidney L. Gulick, 3d of Adelphi, Maryland, and Robert Martin, Jr. of Myersville, Maryland, filed a Complaint in the Circuit Court for Anne Arundel County against Sonex, Dr. Pouring and Mr. Ponticas alleging the fraudulent transfer of ownership of the Company's patents to its officers. The Plaintiffs sought a $1 million judgment in their favor for alleged violations of Maryland law regarding actions by directors who have a financial interest in a particular transaction or contract approved by the Board.

The Complaint concerned actions taken by management early in 2005 during a period of extreme cash flow difficulties to insure that key personnel would continue to provide services and loans in order for the Company to remain in operation. The Company executed a First Loan and Security Agreement (the "FLSA") effective as of January 2005 granting a priority security interest in its patents to Dr. Pouring, Mr. Ponticas, and Michael I. Keller, the consultant who serves as the Company's Director of Business Development and Technical Program Manager, to secure payment of compensation being deferred on an ongoing and future basis, new loans made to the Company, and personal financial guaranties by Dr. Pouring of Company credit card obligations. The Company also executed a Second Loan and Security Agreement (the "SLSA"), subordinated to the FLSA, in favor of these individuals for financial obligations incurred prior to 2005. The SLSA also applied to notes payable to Plaintiff Gulick.

In exchange for the grant of the security interests in the patents, Dr. Pouring, Mr. Ponticas, and Mr. Keller agreed to stay, through March 31, 2005, any demand for immediate payment of unpaid compensation earned beginning in January 2005. Although that date passed, no demand for payment was made.

Sonex denied the allegations in the Complaint, asserting instead that these shareholders misunderstood the facts concerning the actions taken by management to keep Sonex in operation. A settlement of the case was reached through an agreement to stay the case during court-ordered mediation in July 2005. The stay was executed in October 2005. The Company, while continuing to deny the allegations, settled the lawsuit in order to minimize the expense and disruption to its business of continuing to litigate the case.
The Company continues to maintain title to its patents.

Under the settlement, the parties agreed to stay the case until March 31, 2006. The Plaintiffs agreed to dismiss all monetary claims without prejudice (meaning they had the right to refile monetary claims within the applicable statute of limitations). In exchange, Dr. Pouring, Mr. Ponticas, and Mr. Keller agreed to stay any demand for immediate payment of unpaid current compensation through March 31, 2006 if they continued in the service of the Company or if no event of default under the FLSA or SLSA occurs. The Company also agreed to invite the Plaintiffs to participate in discussions and offer assistance and suggestions regarding the appointment of independent directors to the Board of Directors of Sonex. In addition, Mr. Gulick agreed to extend the due dates of notes payable to him by the Company through March 31, 2006. The principal amounts of such notes totaled $106,000, but the Company subsequently made a principal payment of $6,000 in December 2005. Unpaid interest at December 31, 2005 was paid in January 2006.

The Plaintiffs had 30 days from March 31, 2006 to petition the court to reopen the case; otherwise, the case would be dismissed with prejudice, meaning that the Plaintiffs would be barred from making such claims in the future. In early March 2006, the Plaintiffs agreed to an early dismissal of the case. The Stipulation of Voluntary Dismissal with Prejudice executed by the Plaintiffs was filed with the court on March 24, 2006. The Company subsequently made a principal payment of $5,000 to Mr. Gulick on March 31, 2006 and reached agreement shortly with him on a further extension of the due date of the remaining $95,000 notes payable to him to December 31, 2006. On June 30, 2006, the Company made another principal payment of $5,000 to Mr. Gulick and paid all accrued interest on the notes. Total note principal payments to Mr. Gulick since January 2005 have aggregated $16,000.

Dr. Pouring, Mr. Ponticas and Mr. Keller continue to defer all of their current compensation; however, subsequent to the January 2005 inception of the loan and security agreements, the Company has been able to make payments on obligations covered by the SLSA of approximately $160,000 to these individuals for compensation due from years prior to 2005, payments on loans from Mr. Keller in the principal amount of $20,000, and payments to reduce equipment lease obligations by $20,300. The Company also has repaid loans made to the Company in March 2005 by Dr. Pouring and Mr. Ponticas totaling $10,000 which were covered by the FLSA.

As of June 30, 2006, financial obligations aggregating $1,164,200 are secured by the Company's patents. The FLSA applies to total financial obligations of $610,223, consisting of unpaid compensation of $501,984, loans, excluding accrued interest, from Mr. Keller of $67,000, and Company credit card obligations under personal financial guaranties by Dr. Pouring of $41,239. The SLSA applies to total financial obligations of $553,977, consisting of unpaid compensation of $452,275, loans, excluding accrued interest, of $90,000 from Mr. Gulick and $5,000 from Mr. Keller, and Company equipment lease obligations under personal financial guaranties by Dr. Pouring of $6,702. Mr. Keller has also agreed to extend the due date of the remaining $72,000 in notes payable to him to December 31, 2006.

As described below, GECI, beginning with an attempt in March 2006 to amend its September 2005 lawsuit and subsequently via a Stockholder Derivative Complaint filed in July 2006, has alleged the same violations of Maryland Corporation Law regarding the FLSA and SLSA against Dr. Pouring and Mr. Ponticas as originally filed in the Complaint, subsequently voluntarily dismissed, by former Plaintiffs Emmet, Gulick and Martin.


September 2005 action for alleged non-delivery of stock (litigation ongoing)

In September 2005 GECI filed a Complaint in the Circuit Court in Anne Arundel County, Maryland, demanding delivery of 1 million shares of Sonex common stock without restrictions or, in the alternative, $1 million in damages, pursuant to an April 30, 2004 Consulting Agreement with Sonex executed by Mr. Rose. Prior to filing its response to the Complaint, Sonex filed a current report with the SEC stating that GECI was compensated with delivery of 1 million shares of unrestricted Sonex common stock, and indicating there was a dispute over whether GECI was entitled to any additional compensation. Shortly thereafter, GECI filed a First Amended Complaint for specific performance and breach of contract, now seeking 750,000 shares of Sonex restricted common stock as opposed to 1 million shares of Sonex common stock without restrictions or, in the alternative, $1 million in damages. At the same time, GECI filed a Motion for Summary Judgment.

In August 2003 Sonex was introduced to Mr. Rose by Mr. Emmet as a consultant who was in the investor relations business and represented that he had experience with similar companies raising capital and increasing distribution of their stock. In January 2004 Mr. Rose introduced Sonex to Mr. Posey and recommended Mr. Posey be hired as President of Sonex. On February 23, 2004, Sonex hired Mr. Posey as President. Sonex contends that it reached verbal agreement with Mr. Rose and GECI on a consulting relationship on February 23, 2004 to provide business development, product planning, corporate structure, financial advisory, and other services for one year through February 22, 2005. This verbal agreement was confirmed by the minutes of the Sonex Board of Director's meeting dated February 24, 2004. GECI then received 1 million shares of free-trading Sonex common stock via transfer from four Sonex shareholders, including Mr. Emmet. After the verbal agreement was reached on February 23, 2004, and after multiple requests from Sonex, in March 2004 Mr. Rose delivered a written, unsigned consulting agreement to Sonex confirming the terms of the verbal agreement reached on February 23, 2004, including the type of services and total compensation of 1 million shares of free-trading Sonex common stock. Mr. Rose did not sign this agreement.

On or about April 8, 2004, Mr. Rose asked Mr. Posey to renegotiate the terms of his compensation with Sonex. Mr. Williams was appointed to the Board of Directors on April 15, 2004. On April 30, 2004, GECI and Sonex executed a new consulting agreement, with an effective date of February 23, 2004 and terminating on February 22, 2005, providing for the original 1 million shares of free-trading Sonex common stock plus an additional 750,000 shares of Sonex restricted common stock and warrants to purchase an additional 750,000 shares of Sonex common stock. No additional services from those specified in the original February 23, 2004 agreement were to be provided by Mr. Rose in consideration for the additional stock and warrants. The three Directors that voted on April 30, 2004 on approval of the renegotiated Consulting Agreement were Mr. Williams, Mr. Posey, and Dr. Pouring.

In October 2004 Mr. Majer, the lead plaintiff in the Pennsylvania lawsuit, requested a meeting with Mr. Rose and Mr. Ponticas. At this meeting, Mr. Rose informed Mr. Ponticas for the first time that GECI had transferred to Mr. Williams in March 2004 and April 2004 a total of 300,000 of the free-trading shares of Sonex common stock received by GECI in connection with the February 23, 2004 Consulting Agreement, with 200,000 of the shares being transferred on April 16, 2004, the day after Mr. Williams was named a director of the Company.

Based on this information, in October 2005 Sonex filed an Answer denying the allegations in GECI's First Amended Complaint and a Memorandum in Opposition to GECI's Motion for Summary Judgment. The Company asserted that the Motion for Summary Judgment should be denied for two central reasons. First, the April 30, 2004 Consulting Agreement was procured by negligent and/or intentional concealment by Mr. Rose of the fact that GECI had transferred 300,000 shares of Sonex stock to Mr. Williams, one of three members of the Board of Directors who was to vote to approve the April 30, 2004 Consulting Agreement, which was a renegotiation of the original February 23, 2004 agreement. Had Dr. Pouring known of the transfer of stock to Mr. Williams by GECI, he would never have voted to approve the additional compensation. Second, GECI failed to properly perform all the general business consulting services set forth in the consulting agreement, including but not limited to introducing Sonex to new sources of financing and capital. Sonex asserted that there are material facts in dispute, and GECI is not entitled to summary judgment as a matter of law.

In November 2005 Sonex filed a Counterclaim for Declaratory Judgment, requesting the Court enter judgment against GECI and declare the Consulting Agreement void, and enter judgment against GECI in the amount of $100,000. GECI filed an Answer to Counterclaim in which it denied the Company's allegations and sought dismissal of the Counterclaim.

The Plaintiffs in the Pennsylvania lawsuit above allege that Mr. Rose, as a hired consultant and agent of Sonex, played an active role in the acts or omissions alleged in each count. The Company contends that if the Pennsylvania Plaintiffs prevail on any of the claims set forth in their lawsuit, Mr. Rose and GECI are liable in whole or in part for those claims. Accordingly, in January 2006 the Company filed an Amended Counterclaim and Third Party Complaint requesting that judgment be entered against Mr. Rose and GECI for indemnification in the amount of any judgment entered against Sonex in the Pennsylvania lawsuit, although Sonex expressly denies any and all liability to the Pennsylvania Plaintiffs. In February 2006 GECI responded by filing an Answer denying liability. In early March 2006 Mr. Rose filed an Answer also denying liability.

On or about March 10, 2006, GECI filed an Amended Complaint and Third Party Complaint alleging in Count III that the actions of Sonex, Dr. Pouring and Mr. Ponticas in executing the FLSA and the SLSA granting security interests in the Company's patents violate Maryland law regarding actions by directors who have a financial interest in a particular transaction or contract approved by the Board. GECI contended the execution of the FLSA and the SLSA represented an "interested director transaction", was "procured by negligent and/or intentional concealment of material facts", was "unfair and unreasonable to the corporation and should be vacated".

As noted previously, on March 24, 2006, Sonex filed with the court the Stipulation of Voluntary Dismissal with Prejudice executed by Plaintiffs Emmet, Gulick and Martin in regard to that action which also challenged the execution of the security interests. On March 27, 2006, Sonex filed a Motion to Strike and/or Dismiss Count III of the Amended Complaint and Third Party Complaint. Management believes that the execution of the loan and security agreements was fair and reasonable to the Company and has permitted Sonex to continue in operation since that time.

On April 11, 2006, GECI's Motion for Summary Judgment against the Company was denied, meaning that case may proceed to trial because there are facts in dispute. While discovery is ongoing, the case must be concluded by March 2007 under the Court's time standard deadline.

On July 6, 2006, the Company's Motion to Strike and/or Dismiss Count III of the Amended Complaint and Third Party Complaint was granted.


July 2006 action alleging violations of Maryland corporation law (ongoing)

Shortly after the Company's Motion to Strike and/or Dismiss Count III of the Amended Complaint and Third Party Complaint was granted on July 6, 2006, GECI filed a Stockholder Derivative Complaint in the Circuit Court for Anne Arundel County, Maryland, against Dr. Pouring and Mr. Ponticas on its behalf and on behalf of all other stockholders and Sonex, alleging that the two directors unlawfully created a security interest in their favor on the assets of Sonex. The Stockholder Derivative Complaint alleges that the security interest was "procured by negligent and/or intentional concealment of material facts" and seeks rescission of the transaction. The lawsuit also notes in support of the allegations that other stockholders (Emmet, Gulick and Martin) had brought a similar action, but it fails to report that this action was voluntarily dismissed.

Dr. Pouring and Mr. Ponticas believe that the allegations in the Stockholder Derivative Complaint are without merit and that the filing of the lawsuit does not serve the best interests of Sonex stockholders as implied by GECI in the Complaint. Management believes that the grant of the security interests meets the legal standard for interested director transactions that requires such transactions to be fair and reasonable to a corporation, and have benefited the Company.


Contact: George E. Ponticas, CFO, Sonex Research, Inc., tel: 410-266-5556, email: george.ponticas@sonex-na.com, website: www.sonexresearch.com.


About Sonex

Sonex Research, Inc., a leader in the field of combustion technology, is developing its patented Sonex Combustion System (SCS) piston-based technology for in-cylinder control of ignition and combustion, designed to increase fuel mileage and reduce emissions of internal combustion engines. Sonex plans to complete development, commercialize and market its Sonex Controlled Auto Ignition (SCAI) combustion process to the automotive industry to improve fuel efficiency of gasoline powered vehicles. Additionally, independent third-party testing has confirmed the potential of the SCS application for direct-injected diesel engines to significantly reduce harmful soot in-cylinder without increasing fuel consumption. Other SCS designs are being used to convert gasoline engines of various sizes to operate on safer, diesel-type "heavy fuels" for use in military and commercial applications requiring light weight and safe handling and storage of fuel, such as in UAVs (unmanned aerial vehicles).


CAUTION REGARDING FORWARD-LOOKING STATEMENTS

"Forward-looking" statements contained in this report, as well as all publicly disseminated material about the Company, are made pursuant to the "safe harbor" provisions of the Private Securities Litigation Act. Such statements are based on current expectations, estimates, projections and assumptions by management with respect to matters such as commercial acceptance of the SCS technology, the impact of competition, and the Company's financial condition or results of operations. Readers are cautioned that such statements are not guarantees of future performance and involve risks and uncertainties that could cause actual results to differ materially from those expressed in any such forward-looking statements.


RISK FACTORS

Additional information regarding the risks faced by Sonex is provided in the Company's periodic filings with the Securities and Exchange Commission (SEC) under the heading "Risk Factors". Such filings are available upon request from the Company or online in the SEC's EDGAR database at www.sec.gov. The Company, however, is delinquent in its filings with the SEC. It has not filed its Annual Reports on Form 10-KSB for the years ended December 31, 2004 and 2005 because it lacks the financial resources to engage its independent accountants to conduct audits of the December 31, 2004 and 2005 financial statements, and because it lacks the staffing to prepare the Form 10-KSB itself due in large part to the amount of time management has spent in responding to litigation. For the same reasons, the Company has been unable to file its Quarterly Reports on Form 10-QSB for 2005 and 2006. The Company is unable to predict when it will be able to make these filings and there can be no assurance that the filings will be made at all. In addition, there can be no assurance that a public market for the Company's Common Stock will continue to exist.

                                 ###


SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


July 19, 2006


SONEX RESEARCH, INC.
Registrant



/s/ George E. Ponticas
----------------------
George E. Ponticas
Chief Financial Officer and Secretary